Supplement to the
Fidelity® U.S. Cash Reserves and Fidelity U.S. Government Reserves
January 29, 2010
Prospectus

Effective October 1, 2010, FIL Investment Advisors and FIL Investment Advisors (U.K.) Ltd. no longer serve as sub-advisers to the funds.

CAS/FUS-10-01  October 1, 2010
1.712068.125

Supplement to the
Fidelity® Cash Reserves and Fidelity U.S. Government Reserves
January 29, 2010
Prospectus

Effective October 1, 2010, FIL Investment Advisors and FIL Investment Advisors (U.K.) Ltd. no longer serve as sub-advisers to the funds.

CAS/FUS-10-01L  October 1, 2010
1.746835.123

Supplement to the

Fidelity® Cash Reserves (FDRXX) and Fidelity U.S. Government Reserves (FGRXX)

Funds of Fidelity Phillips Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2010

Effective October 1, 2010, the master international fixed-income research agreement with FIL Investment Advisors and the sub-research agreement with FIL Investment Advisors (U.K.) Ltd. have been terminated on behalf of the funds.

Effective May 28, 2010, the following information replaces the similar information regarding each fund's non-fundamental investment limitation with respect to illiquid securities in the "Investment Policies and Limitations" section beginning on page 2.

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

The following information supplements the information in the "Fund Holdings Information" section beginning on page 27.

Beginning on or before October 7, 2010, the funds will provide a full list of holdings as of the last business day of the previous month on the web site. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

CAS/FUSB-10-02  October 1, 2010
1.475755.122